UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2006

ADESA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32198	35-1842546
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices)

(Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On May 2, 2006, ADESA, Inc. conducted a live Webcast, including presentation visuals, discussing its financial results for the quarter ended March 31, 2006. The call featured a review of operating highlights and financial results for the first quarter of 2006.

The presentation for the May 2, 2006 earnings conference call and Webcast is attached to this Current Report on Form 8-K as Exhibit 99 and incorporated herein by reference in its entirety.

The information is being furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”  This information, including Exhibit 99 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Within the Company’s earnings conference call presentation, the Company makes reference to EBITDA, a non-GAAP financial measure. The Company has presented reconciling information along with the most directly comparable financial measure calculated and presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) for the above non-GAAP financial measure in the presentation visuals. In addition, the Company’s reasons for presenting the non-GAAP financial measure are discussed below.

The Company believes that the measure represents an important internal measure of performance. Accordingly, where this non-GAAP measure is provided, it is done so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and quarter-sequential basis. The specific reasons, in addition to the reasons described above, why the Company’s management believes that the presentation of the non-GAAP financial measure provides useful information to investors regarding ADESA’s results of operations are as follows:

EBITDA

The Company’s management believes that EBITDA is a useful supplement and meaningful indicator of earnings performance to be used by its investors, financial analysts and others to analyze the Company’s financial performance and results of operations over time. This performance measure also represents one of the principal internal measures of performance, and forms the basis of internal management performance expectations and incentive compensation. In addition, EBITDA is used by the Company’s creditors in assessing debt covenant compliance. The most directly comparable financial performance measure calculated and presented in accordance with GAAP is net income and income from continuing operations. A reconciliation of net income and income from continuing operations to EBITDA for each of the fiscal periods indicated is presented in the slides.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99	First Quarter 2006 Earnings Conference Call Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 2, 2006	ADESA, INC.

/s/ Cameron C. Hitchcock
Cameron C. Hitchcock
Executive Vice President and Chief
Financial Officer